UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

BEACON ROOFING SUPPLY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Huntmar Park Drive, Suite 300, Herndon, VA 20170

(Address of Principal Executive Offices) (Zip Code)

(571) 323-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 28, 2024, Beacon Roofing Supply, Inc. (the “Company”) entered into Amendment No. 3 to the Amended and Restated Term Loan Credit Agreement, by and among the Company, as borrower, Beacon Sales Acquisition, Inc., as guarantor, Citibank, N.A., as administrative agent, and the lenders party thereto (“Amendment No. 3”). Amendment No. 3 further amended the Company’s existing amended and restated senior secured term loan B facility (the “Term Loan Credit Facility”), entered into on May 19, 2021, as amended from time to time, which consisted of an original aggregate principal amount of $1.0 billion.

Amendment No. 3 provides for the refinancing of all outstanding term loans under the Term Loan Credit Facility by, among other things, increasing the aggregate principal amount of outstanding term loans to $1.275 billion and reducing the interest rate to a rate per annum equal to Term SOFR with a 0.00% floor, plus a margin equal to 2.00%.

Except as amended by Amendment No. 3, the remaining terms of the Term Loan Credit Facility remain in full force and effect.

Certain of the lenders under the Term Loan Credit Facility as amended by Amendment No. 3 and their affiliates have engaged in, and may in the future engage in, investment banking, commercial lending and other commercial dealings in the ordinary course of business with the Company or the Company’s affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in all respects by reference to the full text of the Amendment No. 3 and the Term Loan Credit Facility (included as Exhibit A to the Amendment No. 3), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Term Loan Credit Facility and Amendment No. 3 set forth above under Item 1.01 of this Current Report, and the related Exhibit 10.1 with a copy of Amendment No. 3 are hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Index

Exhibit
Number	Description

10.1	Amendment No. 3 to Amended and Restated Term Loan Credit Agreement, dated as of March 28, 2024, by and among the Company, as borrower, Beacon Sales Acquisition, Inc., as guarantor, Citibank, N.A., as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: March 28, 2024	By:	/s/ Carmelo Carrubba
Carmelo Carrubba
Interim Chief Financial Officer